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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 19, 2000
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                          TODHUNTER INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   1-13453                   59-1284057
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(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)


222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida         33401
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           (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (561) 655-8977
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         (Former Name or Former Address, if Changed Since Last Report)


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                         TODHUNTER INTERNATIONAL, INC.

                                    FORM 8-K
                                 CURRENT REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  According to its Amendment No. 4 to Schedule 13D (the "13D Amendment") filed with the Securities and Exchange Commission on April 26, 2000 Angostura Limited ("Angostura") stated that, on April 19, 2000, it acquired 490,000 shares of Todhunter International, Inc. (the "Company") common stock, par value $.01 per share, in a private transaction from Heartland Value Fund at a purchase price of $9.50 per share, or an aggregate purchase price of $4,655,000.

                  According to the 13D Amendment, as of April 19, 2000, Angostura beneficially owned 50.6% of the Company's issued and outstanding common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TODHUNTER INTERNATIONAL, INC.


Date:  April 28, 2000             By:  /s/ A. Kenneth Pincourt, Jr.
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                                       A. Kenneth Pincourt, Jr.
                                       Chairman and Chief Executive Officer